Rydex Variable Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

DWA Flexible Allocation Fund

DWA Sector Rotation Fund

All-Asset Conservative Strategy Fund

All-Asset Moderate Strategy Fund

All-Asset Aggressive Strategy Fund

Supplement Dated August 30, 2013

to the currently effective Summary Prospectuses, Statutory Prospectuses,

and Statements of Additional Information Dated May 1, 2013,

as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Summary Prospectuses, Statutory Prospectuses (collectively, the “Prospectuses”), and Statements of Additional Information (together, the “SAIs”) for the above listed Funds and should be read in conjunction with the Prospectuses and SAIs.

At a meeting held on August 22, 2013, shareholders of the DWA Flexible Allocation Fund, DWA Sector Rotation Fund, All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund and All-Asset Aggressive Strategy Fund (each, a “Fund” and, collectively, the “Funds”) approved a Plan of Liquidation with respect to each Fund whereby each Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record. As a result, each Fund is anticipated to liquidate on or about September 6, 2013 (the “Liquidation Date”).

On or before the Liquidation Date, all portfolio securities of the Funds will be converted to cash or cash equivalents. Therefore, in preparation for the liquidation, each Fund may deviate from its investment objective and principal investment strategies. As soon as possible after the Liquidation Date, the Funds will make a final distribution to shareholders of record on the Liquidation Date in one or more cash payments equal to each shareholder’s proportional interest of the net assets of each applicable Fund, which will immediately be reinvested in an available money market portfolio as previously communicated to shareholders. Shareholders as of the Liquidation Date will also be provided notice of the reinvestment and information about how to request transfers of their reinvested contract or account values.

The liquidation of the Funds will not result in tax implications for the Funds or the variable contract holders; however, withdrawals of contract value from a variable contract may have adverse tax consequences, and variable contract holders should consult their personal tax advisor concerning their particular tax situation.

Please Retain This Supplement for Future Reference

VT-AA-DW-SUP-0813x0514